ROBERTSON STEPHENS MUTUAL FUNDS
The Global Natural Resources Fund
Annual Report
December 31, 1996

GLOBAL NATURAL RESOURCES

[GRAPHIC]

The Global Natural Resources Fund ANNUAL REPORT

FUND PHILOSOPHY

The Global Natural Resources Fund seeks to achieve long-term capital appreciation by investing in companies principally engaged in the discovery, development, production, or distribution of natural resources, the development of technologies for the production or efficient use of natural resources, or the furnishing of related supplies or services.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance  8
Portfolio Summary  9
Schedule of Investments  10
Statement of Assets and Liabilities  14
Statement of Operations  15
Statement of Changes in Net Assets  16
Financial Highlights  17
Notes to Financial Statements  18
Report of Independent Accountants  23
Administration  24

FUND HIGHLIGHTS


ENERGY AND ENERGY
SERVICES
In 1996 our best-performing sector was also our largest -- energy and energy services.


ALUMINUM
Our bullish expectations for aluminum have been pushed out a year to 1998.


GOLD
We continue to stick by our "growth gold" strategy of finding companies that can grow reserves while maintaining low cash costs and a reasonable level of capital investment.


FUND GEOLOGIST
Fund Geologist Borden Putnam is expanding his duties with the Fund by examining the exploration activities of certain oil and gas companies.

[PHOTO]

FUND MANAGER
Andrew P. Pilara, Jr.
Portfolio Manager
The Robertson Stephens Global Natural Resources Fund


DEAR SHAREHOLDER:

The Global Natural Resources Fund was up 8.75% for the fourth quarter and 41.21% for the year ending December 31, 1996. For the same periods, the S&P 500 Index was up 8.37% and 22.99%. (See Fund Performance on page 8.)

ENERGY AND ENERGY SERVICES
In 1996 our best-performing sector was also our largest -- energy and energy services. Within the energy sector the Canadian companies were our best performers. When we made our energy investments in Canada we found an environment with very good valuations (cash flow multiples much lower than U. S. energy companies) and excellent operating dynamics (good cash flow-per-barrel equivalents versus finding and development costs). Canada has vast resource potential. The western Canadian sedimentary basin is one-sixth as drilled as the United States. We continue to favor the smaller Canadian producers.

In our third-quarter report we mentioned that prices for both oil and gas were high and maybe unsustainably so.

"In 1996 our BEST-PERFORMING sector was also our LARGEST -- energy and energy services."

Energy prices have declined since our last report. We are currently in the time of year when energy prices typically decline into the second quarter. A warmer winter and higher storage levels on the East Coast have accelerated this seasonal pattern. Over the short term, stock prices follow commodity prices. Unlike 1996, when we had the wind at our backs as both oil and gas prices increased (gas significantly), we expect energy prices to trend lower in 1997. We have not counted on increasing energy prices to justify our investments. Our energy investments are based on long-term price assumptions of $18-20 for oil and $1.75-2.00 for gas. We look for companies that have an ability to grow reserves at low finding and development costs, and if the price of the commodity goes up, it's "the cherry on top."

An area receiving a great deal of attention recently is offshore West Africa, where it has been recognized that this region evolved in the same geological manner as did offshore Brazil, where significant discoveries of oil and gas have been and continue to be made. Offshore West Africa is notably underexplored when compared to the levels of exploration and discovery focused upon the northeastern Brazilian coast. Available data from marine seismic surveys have revealed large-scale structures that have trapped great thicknesses of rich sediment that would provide both a source and a trap for oil and natural gas. We are participating in this West African play with our investment in ABACAN RESOURCES, INC. (1.93% of the portfolio at year-end).

Although we are not energy economists, we must reference the supply/demand complexities in the oil market. There is no question that the emerging economies of the world will need more oil. In the next five years we expect demand to grow by a record 10 million barrels (+13%). This compares with an increase of 3.5 million barrels for the first five years of the decade. The key question will be the supply response. Specifically, can non-OPEC countries continue to increase production to meet the needs of the emerging countries? Many oil economists have devoted a great deal of time to this question. We do not profess to

OIL SUPPLY/DEMAND

have the answer, but if these needs are going to be met, there can be no geopolitical disruptions.

Currently there are a number of factors that question the assumption of OPEC stability and, therefore, stable oil prices:

- Succession in the House of Saud

- Nearly 60 percent of Saudis are under 21

- The Sunni (Saudi Arabia) - Shiite (Iran) conflict

- Iranian military power

While there are numerous questions relating to oil supply, we think it is important to retain exposure to the long-term oil demand dynamics in emerging markets. We expect that more than 70 percent of the

[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Investment Trust
randy_hecht@rsco.com


INVESTMENT TEAM

RESEARCH
Borden Putnam III
Senior Trader
Catherine O'Neill

TRADING
Christopher Beagle
growth in oil demand (1996-2000) will come from non-OECD (Organisation for Economic Co-Operation and Development) countries.

We particularly enjoyed the following quote from Texas investor Richard Rainwater, which lends some historical perspective to the energy scene and the mutual fund industry. "In 1993, there were about 700 mutual funds and over 5,000 drilling rigs. In 1995, there are 700 drilling rigs and over 5,000 mutual funds."

GOLD AND ALUMINUM
Two of our laggard performers in 1996 were our aluminum and gold investments. Our bullish expectations for aluminum have been pushed out a year to 1998. In 1998 we expect a large supply deficit and significantly higher aluminum ingot prices. Some aluminum company estimates for 1997 are looking for 5-6% demand growth. Supply growth appears constrained, and we might even see reduced exports from the FSU (Former Soviet Union). Adding to the positive supply/demand dynamics is the fact that world aluminum inventories are the lowest they have been since the end of 1986. We continue to favor ALUMAX, INC. (0.89%) and KAISER ALUMINUM CORP. (1.03%).

While the price of gold has declined from more than $400 to $350, our "growth gold" investments, on average, have turned in a positive performance. We continue to stick by our "growth gold" strategy of finding companies that can grow reserves while maintaining low cash costs and a reasonable level of capital investment. The stock market success of BARRICK GOLD CORPORATION (0.41%) over the last ten years, in a poor gold price environment, is the prime example of the growth gold concept.

During the recent San Francisco Gold Show, Borden Putnam, our chief geologist, had the opportunity to meet a few of our Global Natural Resources Fund shareholders, and they wanted to discuss some of our mining investments, particularly FARALLON RESOURCES,

"[CHIEF GEOLOGIST] BORDEN PUTNAM IS EXPANDING HIS DUTIES WITH THE FUND BY EXAMINING THE EXPLORATION ACTIVITIES OF CERTAIN OIL AND GAS COMPANIES."

LTD. (2.90%). Thus, it may be that others of you have an interest in being updated on FARALLON'S prospects in Mexico.

Different from so many junior exploration companies, FARALLON is not merely drill-testing geochemical anomalies, it is drilling-out outcropping bodies of massive sulfides, comprised of precious metal-rich, high-grade metal. This is truly the development of an exciting mining camp that should yield a number of significant economic discoveries that, due to their occurring in a cluster, should all benefit from the sharing of a common infrastructure.

FARALLON continues its aggressive core drilling campaign on the Reforma massive sulfide deposit. The company recently began drilling on the adjacent Naranjo massive sulfide deposit as well, which is one of 12 known individually outcropping metal occurrences on FARALLON'S property. Recent drill intersections from South Naranjo are of significant thicknesses of precious metal-rich massive sulfides, with grades implying that this material has an estimated dollar value of approximately US $260 per tonne, which is a very high value ore. Ore of this value can provide for an incredibly profitable open-pit operation for those portions of the numerous individual deposits which lie at or near the surface and that in their root zones can provide for very profitable underground mining as well.

MINING
While we have no particularly brilliant insights on gold price, we can report to you that we continue to search the world for precious metal investments. Borden Putnam endeavors to visit the major mining property of each of our significant mining investments. We believe that it is a competitive advantage to have Borden "walking the mines." He is currently in Africa doing just that, and we will be reporting to you when we make our next African gold investment.

Borden is expanding his duties with the Fund by examining the exploration activities of certain oil and gas companies. His review of maps and geological data adds value to our efforts in this area. His work has been particularly insightful in evaluating our ABACAN RESOURCES (1.93%) investment.

The Fund had a successful 1996, our first full year of operations. We know it's only our "first lap around the track," and we must continue, if not increase, our research effort. Thank you for your support and trust. It is our hope that we can build a profitable, long-term relationship.


Sincerely,

/s/ Andrew P. Pilara, Jr.

ANDREW P. PILARA, JR.
Portfolio Manager
February 18, 1997

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR 24-HOUR HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE

Results of a hypothetical $10,000 investment in The Robertson Stephens Global Natural Resources Fund and the S&P 500 Index(1)
IF INVESTED ON NOVEMBER 15, 1995(2)

[GRAPH]


CUMULATIVE TOTAL RETURNS
                                                                                           GLOBAL NATURAL           S&P 500
FOR THE PERIOD ENDED 12/31/96                                                              RESOURCES FUND             INDEX(1)
-----------------------------------------------------------------------------------------------------------------------------

Since inception (11/15/95)(2)                                                                      42.90%            27.88%
-----------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                                                                           GLOBAL NATURAL           S&P 500
FOR THE PERIODS ENDED 12/31/96                                                             RESOURCES FUND             INDEX(1)
-----------------------------------------------------------------------------------------------------------------------------

One Year                                                                                           41.21%            22.99%
-----------------------------------------------------------------------------------------------------------------------------
Since inception (11/15/95)(2)                                                                      37.20%            24.35%
-----------------------------------------------------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index.

(2)  Date that the Fund's shares were first offered to the public.

     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

     International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1996

[CHART]

Other/Other Assets 3.2%
Cash/Cash Equivalents 16.5%
Mining/Construction 0.5%
Convertible Bonds 0.6%
Copper Mining 0.9%
Warrants 1.0%
Steel 1.3%
Real Estate 1.4%
Other Base Metals 3.7%
Aluminum 4.2%
Specialty Chemicals 6.3%
Energy 38.2%
Gold Mining 11.8%
Energy Services 10.4%


TOP TEN HOLDINGS

1.
VASTAR RESOURCES, INC.
Explores for, develops, produces, and markets natural gas and crude oil.

2.
W.R. GRACE & COMPANY
Manufactures specialty chemicals, packaging and construction materials, and container products.

3.
ANDERSON EXPLORATION, LTD.
Acquires, explores for, develops, and produces oil and gas in western Canada.

4.
UNITED MERIDIAN CORPORATION
Explores for, enhances, develops, and acquires oil and gas properties.

5.
UNION PACIFIC RESOURCES GROUP, INC.
Explores for and produces oil and natural gas. Sells gas directly to customers through its marketing subsidiary, Union Pacific Fuels.

6.
FARALLON RESOURCES, LTD.
Explores for minerals. Developing a gold and silver property in Mexico.

7.
MAXXAM, INC.
A large resource holding company with majority ownership and control of Kaiser Aluminum and Pacific Lumber, plus numerous real estate assets.

8.
MURPHY OIL CORPORATION
Explores for, develops, and produces natural gas and crude oil.

9.
DAILEY PETROLEUM SERVICES CORPORATION
Provides directional drilling services, and designs, manufactures, and rents technologically advanced drilling and workover tools.

10.
ULSTER PETROLEUMS, LTD.
Explores for, develops, and produces oil and gas, with interests located primarily in western Canada and Alberta.

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996                                                    FOREIGN CURRENCY(4)           SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
Aluminum - 4.2%
Alumax, Inc.                                                                                       32,100      $    1,071,338
Kaiser Aluminum Corporation                                                                       107,300           1,247,363
MAXXAM, Inc.                                                                                       58,600           2,790,825
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,109,526
-----------------------------------------------------------------------------------------------------------------------------
COPPER/MINING - 0.9%
Indochina Goldfields, Ltd.                                                        CAD              93,000           1,093,478
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,093,478
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 38.2%
Abacan Corporation                                                                CAD             200,000           1,723,508
Abacan Corporation                                                                                 70,000             608,125
Alberta Energy Company, Ltd.(1)                                                   CAD              23,400             558,811
Alberta Energy Company, Ltd.(1)                                                                    13,000             312,000
Anderson Exploration, Ltd.                                                        CAD             357,000           4,614,694
Aztec Resources, Ltd.                                                             CAD             411,500             841,452
Basin Exploration, Inc.                                                                            82,500             515,625
Beau Canada Exploration, Ltd.                                                     CAD             509,600             893,186
BlackRock Ventures, Inc.                                                          CAD             163,000              84,518
Burner Exploration, Ltd.                                                          CAD             473,038             570,009
Calahoo Petroleum, Ltd.                                                           CAD           1,893,800           1,175,586
Canadian Conquest Exploration, Inc.                                               CAD             721,600           1,291,112
Discovery West Corporation                                                        CAD             147,000             257,650
Encal Energy, Ltd.                                                                CAD             619,100           1,939,633
Eurogas Corporation                                                               CAD             550,514             502,551
HCO Energy, Ltd.                                                                  CAD             119,200             134,930
Murphy Oil Corporation(1)                                                                          51,529           2,774,563
Noble Affiliates, Inc.(1)                                                                           4,000             191,500
Oiltec Resources, Ltd., Restricted(1)(3)(6)                                       CAD            865,000             994,943
Olympia Energy, Inc., Class A                                                     CAD             465,000             213,941
Pan East Petroleum Corporation                                                    CAD             540,700           1,934,879
Paragon Petroleum, Ltd.                                                           CAD             294,300             687,768
Petro-Canada Installment Receipts                                                 CAD             177,800           1,954,203
Petroleum Securities Australia, Ltd.                                              AUD             143,952             632,743
Petroleum Securities Australia, Ltd., ADR(2)                                                       64,000           1,456,000
Place Resources Corporation, Class A                                              CAD             606,200             889,843
Remington Energy, Ltd.                                                            CAD              44,800             458,044
Tarragon Oil & Gas, Ltd.                                                          CAD             100,000           1,095,450
Titan Exploration, Inc.                                                                            84,000           1,008,000
Ulster Petroleums, Ltd.                                                           CAD             338,900           2,375,988


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


10


DECEMBER 31, 1996                                                    FOREIGN CURRENCY(4)           SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

ENERGY - CONTINUED
Union Pacific Resources Group, Inc.(1)                                                            130,000      $    3,802,500
United Meridian Corporation                                                                        87,000           4,502,250
Vastar Resources, Inc.(1)                                                                         131,000           4,978,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   45,974,005
-----------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 10.4%
3DX Technologies, Inc.                                                                            100,000           1,100,000
Computalog, Ltd.                                                                  CAD             197,000           2,158,037
Dailey Petroleum Services Corporation                                                             250,000           2,625,000
Dreco Energy Services, Ltd., Class A, Restricted(3)(6)                            CAD              28,000             991,697
Enerflex Systems, Ltd.(1)                                                         CAD              33,700             824,472
NGC Corporation(1)                                                                                 55,000           1,278,750
Tejas Gas Corporation                                                                               4,400             209,550
USX Delhi Group(1)                                                                                130,900           2,078,038
Western Gas Resources, Inc.(1)                                                                     68,000           1,309,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   12,574,544
-----------------------------------------------------------------------------------------------------------------------------
GOLD MINING - 11.8%
Barrick Gold Corporation(1)                                                                        17,000             488,750
Cambiex Exploration, Inc.                                                         CAD             781,500             656,339
Consolidated Mining Corporation, Ltd.(1)                                          ZAR           7,917,700           1,184,646
Corona Goldfields, Inc., Restricted(3)(6)                                         CAD             412,500             301,249
Eagle Mining Corporation NL                                                       AUD             195,000             424,688
Emperor Mines, Ltd., ADR(2)                                                                       128,500             250,238
Emperor Mines, Ltd.                                                               AUD             100,000             194,738
Euro-Nevada Mining Corporation, Ltd.(1)                                           CAD              26,000             776,601
Franco-Nevada Mining Corporation, Ltd.(1)                                         CAD              42,040           1,926,539
General Gold Resources NL                                                         AUD           1,268,199             453,612
Golden Star Resources, Ltd.                                                       CAD              78,000           1,028,190
Goldstream Mining NL                                                              AUD           1,000,000             580,240
Grenfell Resources NL                                                             AUD           1,492,000             877,577
Guyanor Resources, S.A., Class B                                                  CAD             114,400             772,804
Leo Shield Exploration NL                                                         AUD           1,679,671             894,507
Menzies Gold NL                                                                   AUD             492,311             223,049
Minera Andes, Inc., Restricted(3)(6)                                              CAD             317,460             452,090
Minotaur Gold NL                                                                  AUD             132,950              88,767
Normandy Mining, Ltd.(1)                                                          AUD             742,969           1,027,554
Randgold and Exploration Company, Ltd.(1)                                         ZAR             120,000             814,364
Resolute Samantha Limited Mines(1)                                                AUD             240,000             499,801
Solomon Resources, Ltd.                                                           CAD              75,000              76,134
Specialty Retail Concepts, Inc., Restricted(3)(6)                                 CAD              25,000              13,757
Tan Range Exploration Corporation                                                 CAD             490,000             286,278
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   14,292,512
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                              11

SCHEDULE OF INVESTMENTS (CONTINUED)


DECEMBER 31, 1996                                                    FOREIGN CURRENCY(4)           SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

MINING/CONSTRUCTION EQUIPMENT - 0.5%
KCI Konecranes International Corporation                                          FIM              18,000      $      567,391
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      567,391
-----------------------------------------------------------------------------------------------------------------------------
OTHER BASE METALS - 3.7%
Amarc Resources, Ltd.                                                             CAD             112,000             237,202
Amarc Resources, Ltd., Restricted(3)(6)                                           CAD              65,000              96,363
Anooraq Resources Corporation                                                     CAD             120,000             262,908
Anooraq Resources Corporation, Restricted(3)(6)                                   CAD              65,000             128,168
Farallon Resources, Ltd.                                                          CAD             270,800           3,164,245
NDU Resources, Ltd., Restricted(3)(6)                                             CAD              75,000              72,848
Valerie Gold Resources, Ltd.                                                      CAD              82,000             476,083
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,437,817
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 1.4%
Catellus Development Corporation                                                                  148,000           1,683,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,683,500
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY CHEMICALS - 6.3%
Cabot Corporation(1)                                                                               70,000           1,758,750
NL Industries, Inc.(1)                                                                            103,300           1,123,388
W. R. Grace & Company(1)                                                                           90,000           4,657,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7,539,638
-----------------------------------------------------------------------------------------------------------------------------
STEEL - 1.3%
Steel Dynamics, Inc.                                                                               80,000           1,530,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,530,000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 78.7% (COST: $83,127,957)                                                                     94,802,411
-----------------------------------------------------------------------------------------------------------------------------


                                                                                                      PAR               VALUE
-----------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE BONDS
-----------------------------------------------------------------------------------------------------------------------------
Randgold and Exploration Company, Ltd., 7.00%, Due 10/3/01(1)                              $      750,000             750,000
-----------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds - 0.6% (Cost: $750,000)                                                                       750,000


                                                                                                 WARRANTS
-----------------------------------------------------------------------------------------------------------------------------
WARRANTS
-----------------------------------------------------------------------------------------------------------------------------

Amarc Resources, Ltd., Warrants, Strike CAD 2.05,
  Expire 7/16/97(3)(5)(6)                                                         CAD              65,000              37,230
Anooraq Resources Corporation, Ltd., Warrants, Strike CAD 2.07,
  Expire 9/12/97(3)(5)(6)                                                         CAD              65,000              53,225
Brazilian Resources, Inc., 1/2 Warrants, Strike CAD 0.50,
  Expire 3/4/99(3)(5)                                                             CAD              61,218              13,091
Calahoo Petroleum, Ltd., 3/4 Warrants, Strike CAD 0.65,
  Expire 6/28/97(3)(5)                                                            CAD           1,327,500             310,866
Farallon Resources, Ltd., Warrants, Strike CAD 6.25,
  Expire 5/7/97(3)(5)                                                             CAD              45,000             328,933


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


12


DECEMBER 31, 1996                                                    FOREIGN CURRENCY(4)         WARRANTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------

WARRANTS - CONTINUED
Minera Andes, Inc., 1/2 Warrants, Strike CAD 2.50,
  Expire 12/12/97(3)(5)(6)                                                        CAD             317,460      $       80,240
NDU Resources, Ltd., Warrants, Strike CAD 2.31,
  Expire 5/17/98(3)(5)(6)                                                         CAD              75,000              29,860
Oiltec Resources, Ltd., Warrants, Strike CAD 1.75,
  Expire 2/18/97(3)(5)(6)                                                         CAD             865,000             193,513
Solomon Resources, Ltd., 1/2 Warrants, Strike CAD 1.05,
  Expire 1/3/98(3)(5)                                                             CAD              75,000              19,381
Specialty Retail Concepts, Inc., Warrants, Strike CAD 2.00,
  Expire 12/15/97(3)(5)(6)                                                        CAD             116,667             170,404
Valerie Gold Resources, Ltd., 1/2 Warrants, Strike CAD 20.00,
  Expire 12/27/97(3)(5)                                                           CAD               3,500               1,981
-----------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 1.0% (COST: $737,093)                                                                              1,238,724


                                                                                                  OPTIONS
-----------------------------------------------------------------------------------------------------------------------------

OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
Menzies Gold NL, Strike AUD 1.00, Expires 4/30/98(3)                                               57,437               2,376
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OPTIONS - 0.0% (Cost: $14,178)                                                                                    2,376

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 80.3% (COST: $84,629,228)                                                                      96,793,511
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                  107,919
Repurchase Agreement
     State Street Bank and Trust Company, 5.00%, dated 12/31/96, due 1/2/97, maturity value $19,735,481 (collateralized by $15,425,000 par value
     U.S. Treasury Notes, 9.25%, due 2/15/16)                                                                      19,730,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 16.5%                                                                            19,837,919

-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 3.2%                                                                                            3,889,535
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                      $  120,520,965
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


(1)  Income-producing security.

(2)  ADR - American Depository Receipt.

(3)  Fair-value security. See 1.a. in Notes to Financial Statements.

(4) Foreign-denominated security; AUD - Australian Dollar, CAD - Canadian Dollar, FIM - Finnish Markka, ZAR - South African Rand.

(5)  See 4.e. in Notes to Financial Statements.

(6)  Restricted Security. See 4.d. in Notes to Financial Statements.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $84,629,228)                                                                      $   96,793,511
Cash and cash equivalents                                                                                          19,837,919
Receivable for investments sold                                                                                       413,118
Receivable for fund shares subscribed                                                                               6,935,191
Dividend/interest receivable                                                                                           33,399
Organization cost                                                                                                      26,368

-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                      124,039,506

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                     458,597
Payable for fund shares redeemed                                                                                    2,806,476
Payable to adviser                                                                                                    117,134
Accrued expenses                                                                                                      112,420
Payable to distributor                                                                                                 23,914
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                   3,518,541

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $  120,520,965
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                   108,238,480
Accumulated net realized gain on investments                                                                          118,292
Net unrealized appreciation on investments                                                                         12,164,193
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $  120,520,965
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:                                                                                             $        14.29
     Net Asset Value, offering and redemption price per share
     (Net assets of $120,520,965 applicable to 8,435,747 shares of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                       $      559,075
Dividends (net of foreign tax withheld of $5,285)                                                                     174,755
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                               733,830

-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                              487,594
Custodian and transfer agent fees                                                                                     140,542
Administrative services fee                                                                                           121,899
Distribution fees                                                                                                     121,899
Professional fees                                                                                                      76,148
Shareholder reports                                                                                                    59,000
Registration and filing fees                                                                                           24,768
Trustees' fees and expenses                                                                                            22,326
Organization expense                                                                                                    6,533
Insurance fees                                                                                                            259
Interest expense                                                                                                           22
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                      1,060,990
Less: Expense waiver by adviser                                                                                      (107,877)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                                                   953,113

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                  (219,283)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                                      337,575
Net change in unrealized appreciation on investments                                                               12,158,103
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS                                                 12,495,678

-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $   12,276,395
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  FOR THE             FOR THE
                                                                                               YEAR ENDED        PERIOD ENDED
                                                                                                 12/31/96          12/31/95(1)
-----------------------------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment (loss)/income                                                               $     (219,283)   $            906
Net realized gain on investments                                                                  337,575                   -
Net change in unrealized appreciation on investments                                           12,158,103               6,090
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           12,276,395               6,996

-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                (823)                  -
Realized gain on investments                                                                            -                   -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                  (823)                  -

-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                          107,453,649             784,748
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                              107,453,649             784,748

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                  119,729,221             791,744
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                               791,744                   0
End of period                                                                              $  120,520,965      $      791,744
-----------------------------------------------------------------------------------------------------------------------------



(1)  The Fund commenced operations on November 15, 1995.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                                                                                  FOR THE             FOR THE
FOR A SHARE OUTSTANDING                                                                        YEAR ENDED        PERIOD ENDED
THROUGHOUT EACH PERIOD:                                                                          12/31/96            12/31/95(1)(3)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                       $        10.12    $          10.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Net investment (loss)/income                                                                        (0.06)               0.02
Net realized gain and change in unrealized appreciation on investments                               4.24                0.10
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 4.18                0.12

-----------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                            (0.01)                  -
Distributions from realized gain on investments                                                         -                   -
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                             $        14.29      $        10.12
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                        41.21%               1.20%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period                                                                  $  120,520,965      $      791,744
Ratio of Expenses to Average Net Assets                                                              1.94%(2)            2.60%(2)
Ratio of Net Investment (Loss)/Income to Average Net Assets                                        (0.45)%(2)            1.84%(2)
Portfolio Turnover Rate                                                                                82%                  0%
Average Commission Rate Paid(4)                                                                      0.0148                   -
-----------------------------------------------------------------------------------------------------------------------------


(1)  The Fund commenced operations on November 15, 1995.

(2) If the Fund had paid all of its expenses and had received no reimbursement from the Adviser, the ratio of expenses to average net assets for the year ended December 31, 1996, and the period from November 15, 1995 (Commencement of Operations), through December 31, 1995, would have been 2.16% and 14.25%, respectively, and the ratio of net investment loss to average net assets would have been (0.67)% and (9.81)%, respectively.

(3) Ratios, except for total return and portfolio turnover rate, have been annualized.

(4) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

     Per-share data for each period has been determined by using the average number of shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the year.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Global Natural Resources Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 15, 1995. The Trust offers eleven series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, and The Robertson Stephens MicroCap Growth Fund. The assets for each series are segregated and accounted for separately.

NOTE 1

SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.   INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1996, 95.6% of the Fund's positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources, including quotations from market-makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At December 31, 1996, 4.4% of the Fund's positions were valued using these guidelines and procedures.

b.   REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the col lateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c.   FEDERAL INCOME TAXES:

The Fund complied with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund is not subject to income tax, and no provision for such tax was made.

d.   SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

e.   FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f.   INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

g.   DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

h.   CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.


NOTE 2

CAPITAL SHARES:

a.   TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the year ended December 31, 1996, and for the period from November 15, 1995 (Commencement of Operations), through December 31, 1995, were as follows:


1/1/96 - 12/31/96                                   SHARES              AMOUNT
------------------------------------------------------------------------------
Shares sold                                     14,550,350      $  190,686,335
Shares reinvested                                       54                 762
------------------------------------------------------------------------------
                                                14,550,404         190,687,097

------------------------------------------------------------------------------
Shares redeemed                                 (6,192,868)        (83,233,448)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase                                     8,357,536      $  107,453,649
------------------------------------------------------------------------------

11/15/95 - 12/31/95                                 SHARES              AMOUNT
------------------------------------------------------------------------------
Shares sold                                         79,226      $      794,930
Shares reinvested                                        -                   -
------------------------------------------------------------------------------
                                                    79,226             794,930

------------------------------------------------------------------------------
Shares redeemed                                     (1,015)            (10,182)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase                                        78,211      $      784,748
------------------------------------------------------------------------------


NOTE 3    TRANSACTIONS WITH AFFILIATES:

a.   ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Fund's Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM"), an investment advisory fee and an administrative services fee calculated respectively at an annual rate of 1.00% and 0.25% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred investment advisory fees and administrative fees of $487,594 and $121,899, respectively. RSIM has voluntarily agreed to waive annual operating expenses exceeding an annual expense ratio of 1.95%. For the year ended December 31, 1996, the Adviser agreed to waive $107,877 of its fees and other expenses.

RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM from the Fund during the period ended December 31, 1996.

b.   AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the managing member of Robertson, Stephens & Company LLC ("RS & Co."), the Fund's Distributor, and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer, and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John
P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Dana K. Welch, Secretary of the Fund, is a member of RS Group and General Counsel of RS & Co. Andrew P. Pilara, Jr., Portfolio Manager, is a member of RS Group. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

c.   COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,326 for the year ended December 31, 1996.

d.   DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred distribution fees of $121,899.

e.   BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the year ended December 31, 1996, the Fund paid brokerage commissions of $2,302 to RS & Co., which represented 0.6% of total commissions paid for the period.


NOTE 4    INVESTMENTS:

a.   TAX BASIS OF INVESTMENTS:

At December 31, 1996, the cost of investments for federal income tax purposes was $84,629,228. Accumulated net unrealized appreciation on investments was $12,164,283, consisting of gross unrealized appreciation and depreciation of $13,808,957 and $(1,644,674), respectively.

b.   INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1996, the cost of investments purchased and the proceeds from investments sold (excluding options and short-term investments) were $115,735,192 and $31,857,121, respectively.

c.   FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, reevaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

d.   RESTRICTED SECURITIES:

A restricted security is a security which cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. At December 31, 1996, the Fund held restricted securities with an aggregate value of $3,615,587, which represented 2.9% of the Fund's total assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.


                                     SHARES      COST     VALUE    ACQUISITION
SECURITY                               (000)     (000)     (000)          DATE
------------------------------------------------------------------------------
Amarc Resources, Ltd.                    65       $72       $96        7/17/96

Amarc Resources, Ltd. Warrants           65        25        37        7/17/96

Anooraq Resources Corporation            65        64       128        9/11/96

Anooraq Resources Corporation
    Warrants                             65        34        53        9/11/96

Corona Goldfields, Inc.                 413       300       301        6/18/96

Dreco Energy Services, Ltd.              28       961       992       12/12/96

Minera Andes, Inc.                      317       423       452       12/12/96

Minera Andes, Inc. Warrants             317        67        80       12/12/96

NDU Resources, Ltd.                      75        87        73        5/16/96

NDU Resources, Ltd. Warrants             75        23        30        5/16/96

Oiltec Resources, Ltd.                  865       711       995       11/13/96

Oiltec Resources, Ltd.
    Warrants                            865       194       194       11/13/96

Specialty Retail Concepts, Inc.          25        14        14       11/25/96

Specialty Retail Concepts, Inc.
    Warrants                            117       172       171       12/13/96
------------------------------------------------------------------------------
                                               $3,147    $3,616
------------------------------------------------------------------------------


e.   OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate number of a particular class of the issuer's securities at a predetermined price during a specific period.

Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Robertson Stephens Global Natural Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Global Natural Resources Fund (the "Fund") at December 31, 1996, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1997

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht
     President, Chief Executive Officer

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.

Daniel R. Cooney, Trustee
     Former Portfolio Manager of the Lord Abbett Developing Growth Fund

James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds

John P. Rohal, Trustee
     Managing Director and Director of Research, Robertson, Stephens & Co.

INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Global Natural Resources Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 28, 1997

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek


THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to THE GLOBAL NATURAL RESOURCES FUND, Robertson Stephens offers the following mutual funds:


THE CONTRARIAN FUND-TM-
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by Dave Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.


Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

ROBERTSON STEPHENS & COMPANY

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio managers' hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM


ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM


ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

1-800-624-8025


FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as NatRes under the heading Robertson Stephens. Its computer quotation symbol is RSNRX.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.